CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

Lehman Brothers Financial Services Conference May 17, 2007 Exhibit 99.1

Colonial BancGroup

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Forward Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in Colonial’s 2006 Annual Report on
Form 10-K, and Current Reports on Form 8-K. All 2007 interim amounts have not been audited, and the results of operations for the interim period herein are not necessarily indicative of the results of operations to be expected for the full year.
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,”
“expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.
In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at
www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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$23.1 Billion in Assets with 308 Branches at 3/31/2007
Top 30
*
U.S. Commercial Bank
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Top 5* Market Share in 83% of Deposit Franchise
Consistent Earnings Per Share Growth – 5 year CAGR 10%
Forbes
Platinum 400 List of Best Large Companies in America
Overview
*Source:  SNL Financial

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72%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 3/31/07 are as follows:
In the Right Places
$23.1 Billion in Assets $16.4 Billion in Deposits 308 Branches
1 At 3/31/07
*Projected Population change from 2006-2011
Source: US Census Bureau
NV
15
TX
14
FL
170
GA
18
AL
91
FL
58%
AL
25%
TX
4%
GA
5%
NV
5%
Corp
3%
FL
56%
GA
6%
AL
19%
Corp
9%
TX
6%
NV
4%

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Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.92%
SunTrust Banks, Inc. 10.50
South Financial Group, Inc. 9.90
Compass Bancshares, Inc. 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth, Inc. 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Source: SNL Financial.
Deposit data as of 6/30/06.
Population growth deposit weighted by county.

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Florida, the 4
th
most populous state in the U.S. with 18 million people,
is projected to pass New York in total population by 2011*
5
th*
largest commercial bank in Florida
Florida at 3/31/07 and Pro Forma with Commercial
1
:
Aggressive De Novo Branching Strategy
• Plan to open 15-25 branches over the next two years
Florida Franchise
*Source: SNL Financial
1 On January 23, 2007, Colonial signed a definitive agreement to acquire Commercial Bankshares, Inc.
Branches Assets Deposits
Colonial 170 55% $13 B 56% $9 B 58%
Colonial/Commercial 182 57% $14 B 58% $10 B 60%

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Deposit Market Share - Florida
(June 2006 FDIC balances)
10.74%
-2.50%
-2.70%
-7.75%
-3.35%
% Change from
6/30/05
35
5
5
4
3
2
1
Rank #
0.24% Commercial
2.68% Colonial
2.92% Colonial/Commercial
1
5.07% Regions
9.73% SunTrust
19.08% B of A
19.92% Wachovia
Market
Share
1 On January 23, 2007, Colonial signed a definitive agreement to acquire Commercial Bankshares, Inc.

Mobile
Santa Rosa
Crestview
Bonifay
Okaloosa
Walton
Pensacola
Blountstown
Tallahassee
Panama City
Gulf
Port St. Joe
Apalachicola
Franklin
Miller
Colquitt
Adel
Grady
Brooks
Monticello
Madison
Clinch
Charlton
Ware
Statenville
Woodbine
Baker
Jacksonville
Taylor
Suwannee
Mayo
Dixie
Levy
Clay
Palatka
Alachua
St. Augustine
Palm Coast
Ormond Beach
FLORIDA
Marion
Sanford
Merritt Island
Melbourne
Brevard
Spring Hill
Clearwater
St. Petersburg
Polk
Indian
Highlands
St. Lucie
Sarasota
Venice
Port Charlotte
Hendry
Immokalee
Cape Coral
Coral Springs
Pembroke Pines
The Everglades
Miami
Monroe
Atlantic Ocean
Gulf of Mexico
Green Turtle Cay
Freeport City

Florida Franchise and Current Population
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $431 Million
Deposits = $49 Million
3 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
59 Branches
SOUTH FLORIDA
Assets = $3.3 Billion
Deposits = $2.9 Billion
49 Branches
FLORIDA WEST COAST
Assets = $3.6 Billion
Deposits = $2.8 Billion
58 Branches
Planned Branches Commercial Bank Branches
8
MORTGAGE WHSE.
Assets = $2.2 Billion
Deposits = $603 Million

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9 Retail Banking

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Greatest opportunity to increase EPS in 2007 and in the future is through our retail banking initiatives
Non-time Deposit Growth
Key Initiatives:
• New Products
• Remote Deposit Capture
• Title Company Checking
• Enhance Free Checking offering with bundled product approach and innovative rewards program
Non-interest Income Growth
Key Initiatives:
• Retail Service Charges
• Focus on household checking account growth
• Increase debit card penetration in consumer and business banking households
• Financial Planning
• Aligned reporting structure with Treasury Management, Business Banking and Mortgage
• Unified sales approach with Retail sales teams
• Additional resources and lines of business restructure
• Mortgage Banking
• Continue production shift to secondary markets (42% in 2005, 52% in 2006, 58% in 2007)
• Expand production in growth markets
Colonial is positioned well to take advantage of disruption in our markets
10% increase in noninterest bearing checking accounts
25% of revenue from fee-based services
Retail Banking

11 Financial Highlights

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$1.06
$1.26
$1.16
$1.31
$1.52
$1.72
2001 2002 2003 2004 2005 2006
$0.42
$0.41
1Q06 1Q07
(diluted)
Consistent Earnings Per Share Growth
5 Year CAGR = 10%
2001 - 2006
19%
(8)%
13%
16%
13%
1
1 Excluding $0.17 restructuring charge for securities and debt

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- 
- 
- 
- 
- 
-

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1Q07 Highlights
Quarterly Earnings Per Share of $0.41, excluding $0.17 restructuring charge
Given the current yield curve environment, Colonial is implementing a deleveraging strategy to improve net interest income and earnings
Period End Deposits grew 7%, annualized over December 31, 2006 –
Noninterest Bearing Deposits grew 13%, annualized
Excellent Credit Quality – provision of $2.3 million exceeded net charge-offs of $2.2 million
Core Noninterest Income increased 12% over 1Q06
Strong Expense Controls – core noninterest expenses were even with
4Q06

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Interest rate risk position has been managed to a neutral position
Implementing a deleveraging strategy to sell low yielding assets and to pay off high rate debt which is both income and margin accretive
• Sold $490 million of adjustable rate residential real estate loans on March 30 –
average yield 6.04%
• Sold $1.2 billion of available for sale securities which yielded 4.78% in April;
recognized a $36 million pretax loss in 1Q07
• Redeemed $70 million of trust preferred securities on February 2, interest rate of
8.92%; recognized a $4.4 million pretax loss on extinguishment of debt in 1Q07
Net Interest Margin for 2007 is expected to approximate 3.60%
Continue to focus on increasing consumer and business checking accounts
Net Interest Income Management

15 Credit

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Excellent Credit Quality
Credit Quality remains excellent
No subprime products
Annualized Net Charge-Off Ratio was 0.06% of average loans for the quarter compared to 0.26% for 1Q06 and 0.12% for 4Q06
Increased the allowance for loan losses to 1.16% of total loans, compared to 1.13% at 12/31/06
The allowance was 525% of nonperforming assets

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Summary of Loan Loss Experience
2003 – 1Q07
1 Annualized
1Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.16% 1.13% 1.15% 1.16% 1.20%
Reserve $172,602 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 525% 695% 536% 402% 184%
Net Charge-off Ratio to Average Loans 0.06%
1
0.12% 0.14% 0.19% 0.31%
Net Charge-offs $2,195 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve
19.66
1
9.53 8.90 6.31 3.91
Nonperforming Assets $32,855 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.22% 0.16% 0.21% 0.29% 0.65%

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.22%
0.29%
0.21%
0.78%
1.17%
1.25%
0.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 3/31/07
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.06%
0.23%
0.26%
0.21%
0.21%
0.28%
0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 3/31/07
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
(as originally reported)
Low Loss Ratio
1 Annualized
1

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Why Invest in Colonial BancGroup?
In the Right Locations for Continued Success
Conservative Lending Philosophy
• Excellent credit quality
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered strong shareholder returns
17 Years of Increased Dividends: $0.75* for 2007, a 10% increase over
2006
Earnings estimate for 2007: $1.78 to $1.82, excluding restructuring charges
*Estimated
Total Annualized
1 Year 11% 11%
2 Year 28% 13%
3 Year 62% 17%
5 Year 115% 17%

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

22 Supplemental Information

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Summary Income Statement
($ in millions)
1 Excluding severance, merger expenses and restructuring charges
2 Excluding restructuring charges on securities and debt
1Q07 4Q06 1Q06 4Q06 1Q06
Net interest income 179.9 $    184.5 $    188.2 $    -2% -4%
Core noninterest income 46.4 49.4 41.5 -6% 12%
Total Revenue 226.3 233.9 229.7 -3% -1%
Provision for loan losses 2.3 3.4 12.3 -33% -81%
Gain on sale of residential real estate loans 3.9 - - 100% 100%
Securities and derivatives gains (losses), net 1.0 0.4 4.2 150% -77%
Gain on sale of Goldleaf - - 2.8 - -100%
Noninterest expense
1
130.3 130.1 125.9 - 3%
Merger related expenses 0.4 - - 100% 100%
Severance expense 3.0 0.4 - 650% 100%
Pretax Income
2
95.2 100.4 98.5 -5% -3%
Income tax expense
2
31.8 34.1 33.5 -7% -5%
Operating income
2
63.4 $     66.3 $     65.0 $     -4% -2%
Earnings Per Share – Diluted
2
0.41 $     0.43 $     0.42 $
Impact of restructuring charges:
Loss on securities portfolio (36.0) $
Loss on extinguishment of debt (4.4)
(40.4) $
Income tax benefit 13.5
After tax restructuring charge 26.9 $
After tax EPS impact (0.17) $
Earnings Per Share - Diluted 0.24 $
Weighted Average Shares Outstanding - Diluted 153,450 153,580 155,183
% Change

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Average Balance Sheet
($ in millions)
1 Includes loans, loans held for sale and securities purchased under agreements to resell
2 Includes MWL assets and assets securitized
1Q07 4Q06 1Q06 4Q06 1Q06
Earning Assets 21,058 $  20,813 $  19,704 $  1% 7%
Loans, excluding MWL 15,153 15,211 14,576 - 4%
MWL Assets
1
2,084 2,269 2,117 -8% -2%
MWL Managed Assets
2
4,079 4,269 3,617 -4% 13%
Securities 3,266 3,169 2,902 3% 13%
Total Assets 23,054 22,733 21,517 1% 7%
Assets Under Management 25,049 24,733 23,017 1% 9%
Total Deposits 15,967 15,939 15,595 - 2%
Noninterest Bearing Deposits 2,780 2,886 3,034 -4% -8%
Interest Bearing Transaction Accounts 6,314 6,164 6,036 2% 5%
Time Deposits 6,873 6,889 6,525 - 5%
Shareholders' Equity 2,068 2,045 1,962 1% 5%
% Change

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Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
1Q07 4Q06 1Q06 4Q06 1Q06
Service charges on deposit accounts 17.7 $ 18.9 $    14.2 $    -6% 25%
Electronic banking 4.4 4.4 4.1 - 7%
Other retail banking fees 3.6 3.5 3.5 3% 3%
Retail Banking Fees 25.7 26.8 21.8 -4% 18%
Financial planning services 3.8 3.3 3.1 15% 22%
Mortgage banking 3.2 3.7 2.9 -14% 10%
Mortgage warehouse fees 6.9 6.9 6.3 - 10%
Bank-owned life insurance 4.9 3.8 3.9 29% 26%
Goldleaf income - - 1.2 - -100%
Other income 1.8 4.9 2.3 -63% -22%
Core Noninterest Income 46.3 49.4 41.5 -6% 12%
Loss on securities porfolio (36.0) - - 100% 100%
Gain on sale of residential real estate loans 3.9 - - 100% 100%
Securities and derivatives gains (losses), net 1.0 0.4 4.2 150% -77%
Gain on sale of Goldleaf - - 2.8 - -100%
Total Noninterest Income 15.2 $ 49.8 $    48.5 $    -69% -69%
Annualized Noninterest Income to Average Assets
1
0.82% 0.86% 0.78%
Noninterest Income to Total Revenue
1
20.5% 21.1% 18.1%
% Change

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Noninterest Expense
($ in millions)
1 Core noninterest (see components of core noninterest income on noninterest income slide) and core noninterest expense are used in the calculation
1Q07 4Q06 1Q06 4Q06 1Q06
Salaries and employee benefits 69.6 $   67.4 $   68.8 $   3% 1%
Occupancy expense of bank premises, net 18.5 18.2 15.5 2% 19%
Furniture and equipment expense 13.1 13.0 11.4 1% 15%
Professional services 4.8 5.4 4.4 -11% 9%
Amortization of intangible assets 3.1 3.1 3.1 - - -
Advertising 2.2 2.5 2.9 -12% -24%
Communications 3.0 2.9 2.6 3% 15%
Electronic banking expense 1.7 1.7 1.3 - 31%
Operating supplies 1.0 1.2 1.4 -17% -29%
Other expense 13.3 14.7 14.5 -10% -8%
Core noninterest expense 130.3 130.1 125.9 - 3%
Net losses related to early extinguishment of debt 4.4 - - 100% 100%
Severance expense 3.0 0.4 - 650% 100%
Merger related expense 0.4 - - 100% 100%
Total Noninterest Expense 138.1 $ 130.5 $ 125.9 $ 6% 10%
Efficiency Ratio
1
57.38% 55.55% 54.73%
Annualized Noninterest Expense to Average Assets
1
2.26% 2.29% 2.34%
% Change

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27 Loan Portfolio Distribution CRE 29% RE Construction 42% Residential RE 17% MWL 1% Commercial 8% Consumer and Other 3% (as of March 31, 2007)

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Office
22%
Multi-Family
8%
Other
8%
Warehouse
14%
Retail
25%
Healthcare
6%
Farm
2%
Industrial
2%
Church/School
5%
Lodging
7%
Recreation
1%
CRE Loan Portfolio Distribution
29% Owner Occupied
Average loan size = $655 thousand
Characteristics of 75 largest loans:
• Total $723 million and represent
16.6% of CRE portfolio
• Average loan to value ratio is 67.7%
• Average debt coverage ratio = 1.44x
(as of March 31, 2007)

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Construction Loan Portfolio Distribution
(as of March 31, 2007)
Average loan size = $869 thousand
Characteristics of 75 largest loans:
• Total $1.3 billion and represent
21.2% of construction portfolio
• Average loan to value ratio is 66.0%
Land Only
24%
Residential Home
Construction
16%
Condominium
7%
Commercial
Development
7%
Residential
Development and
Lots
28%
Multi-Family
3%
Warehouse
2%
Retail
5%
Office
4%
Other
4%

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Our portfolio is diversified by property type, location and borrower.
We loan to builders and developers who have a substantial level of expertise within their markets, and they personally support the deal through their guarantees and financial strength.
Our average builder/developer has been a long time customer with expertise in the industry. They have successfully been through real estate cycles in the past. It is evident that they are taking appropriate actions during this market cycle:
• working through inventory
• slowing new starts
• requiring more presales
• diversifying into other areas of real estate
Construction Lending Strengths

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In order to mitigate the risk of higher inventory levels, Colonial has focused on:
• high presale levels
• equity
• strong guarantor support
• lower price points
• market support (i.e., in Florida we target having a minimum of 75% pre-sales)
We closely monitor all inventory levels and project status
Commercial real estate within our markets remains very strong and is projected to remain strong with solid occupancy and rental rates
Thus far, any problems we have experienced have been isolated
Construction Lending Strengths (continued)

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We do not offer subprime lending products
We do not offer low document, stated income, “Option ARMs” or “Pick a Payment” products
All ARM loans are underwritten with rate increases already factored in
Our past dues and charge-offs within this portfolio remain very low and compare favorably to the industry
1-4 Family Residential Real Estate Portfolio

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Mortgage Warehouse Lending
$4.1 billion in assets under management at 3/31/07; $2 billion sold to third-party commercial paper conduits
Mortgage Warehouse Lending customers are mortgage companies
which originate primarily “A” paper
Colonial is not the primary funding source of subprime originations
Colonial manages the collateral files on substantially all outstandings
Average FICO score on Colonial’s collateral is approximately 700
Investor requests to our customers to repurchase loans have not trended up
Closely monitor aging on collateral